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                                                                    Exhibit 10.4

                                LOCK-UP AGREEMENT

Ecology Coatings, Inc.
35980 Woodward Avenue
Suite 200
Bloomfield Hills, MI 48034

Re: Acquisition of Ecology Coatings, Inc. by Ocis Corp.

Ladies and Gentlemen:

     The undersigned, a stockholder of Ocis Corp., a Nevada corporation ("OCIS"), understands that Ecology Coatings, Inc., a California corporation ("Ecology"), proposes to enter into an Agreement and Plan of Merger ("Merger Agreement") by and among OCIS and OCIS-Ecology Acquisition, Inc., a Nevada corporation and wholly owned subsidiary of OCIS ("Acquisition Subsidiary"), whereby the Acquisition Subsidiary will merge with and into Ecology (the "Merger"). As a result of this Merger the shareholders of Ecology will have voting control of Ocis, which will change its name to Ecology Coatings, Inc.

     In order to induce Ecology to enter into the Merger Agreement and to proceed with the Merger, the undersigned agrees, for the benefit of Ecology, that the undersigned will not, without Ecology's prior written consent (which consent may be withheld at Ecology's sole discretion), directly or indirectly, make any offer, sale, assignment, transfer, encumbrance, contract to sell, grant of an option to purchase or other disposition or agreement to dispose (collectively "Sell") Ecology Shares during the Lock-Up Period, unless the transfer is a Permitted Transfer, as provided below.

     "Lock-Up Period" means with respect to one hundred percent (100%) of the undersigned's Ecology Shares the ninety-day (90) period from the Effective Date of the Merger.

     A "Permitted Transfer" means Ecology Shares (i) transferred as a gift or gifts (provided, that any donee agrees in writing to be bound by the terms hereof), (ii) transferred to immediate family members or a trust established for the undersigned or for immediate family members, or upon death of the undersigned by will or intestacy (provided, that any such transferee agrees in writing to be bound by the terms hereof), or (iii) transferred to any subsidiary, parent, partner, limited partner, retired partner, member or stockholder of the undersigned (provided, that any such transferee agrees in writing to be bound by the terms hereof).

     The undersigned confirms that he, she or it understands that Ecology will rely upon the covenants of the undersigned set forth in this agreement in proceeding with the Merger. This agreement shall be binding on the undersigned and his, her or its successors, heirs, personal representatives and assigns. The undersigned agrees and consents to the entry of stop transfer instructions with Ecology's transfer agent against the transfer of Ecology Shares held by the undersigned except in compliance with this agreement.

                                        Sincerely yours,

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                                        /s/ Brent W. Schlesinger
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                                        Signature

                                        Brent W. Schlesinger, Director
                                        Print Name and Title

                                        Additional signature(s), if stock
                                        jointly held


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                                        ----------------------------------------
                                        Number of Ecology Shares Subject to
                                        this Agreement


                                       2

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                                        /s/ Jeff W. Holmes
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                                        Signature

                                        Jeff W. Holmes, Vice President and
                                        Director
                                        Print Name and Title

                                        Additional signature(s), if stock
                                        jointly held


                                        ----------------------------------------

                                        ----------------------------------------
                                        Number of Ecology Shares Subject to
                                        this Agreement


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                                        /s/ R. Kirk Blosch
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                                        Signature

                                        R. Kirk Blosch, President, Secretary,
                                        Treasurer and Director
                                        Print Name and Title

                                        Additional signature(s), if stock
                                        jointly held


                                        ----------------------------------------

                                        ----------------------------------------
                                        Number of Ecology Shares Subject to
                                        this Agreement